UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   November 23, 2009

IA Global, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-15863	13-4037641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 California Street, Suite 2450, San Francisco, CA 94111

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code)  (415) 946-8828

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

IA Global Inc. (the “Company”) announced that it would not file its Form 10-Q for the three months ended September 30, 2009 as required by November 23, 2009. This delay is due to the late and incomplete receipt of September 30, 2009 financial records for Global Hotline, Inc. and a review of its investment in Taicom Securities Co Ltd. The Company expects to file the Form 10-Q on approximately December 7, 2009.

Preliminary Results for the Three Months Ended September 30, 2009

Preliminary results for the three months ended September 30, 2009 are as follows:

Total assets- $23 million as of September 30, 2009

Total liabilities- $36-$38 million as of September 30, 2009

Total stockholder deficit- $13.6-$15.1 million as of September 30, 2009

Sales- $9-$10 million for the three months ended September 30, 2009

Net loss- $2.8 million for the three months ended September 30, 2009

Additional details will be provided with the filing of the Form 10-Q for the three months ending September 30, 2009. The financial results are subject to adjustment, including the review of the $2.8 million investment in Taicom Securities Co Ltd.

Section 3 - Securities and Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The Company received a Deficiency Letter from the NYSE AMEX Stock Exchange dated November 23, 2009. In this letter, Staff has now determined that the Company has not filed its Form 10-Q for the three months ended September 30, 2009. The timely filing of this report is a condition of the Company’s continuing listing on the Exchange, as required by Sections 134 and 1101 of the Exchanges Company Guide. In addition, the Company’s failure to file this report is a material violation of its listing agreement with the Exchange. Pursuant to 1003(d) of the Company Guide, the Exchange is authorized to suspend, and unless prompt corrective action is taken, remove the Company’s security from the Exchange.

The Company is required to submit a plan to the Exchange on December 7, 2009 and which brings the Company in compliance with Sections 134 and 1101 of the Exchanges Company Guide by February 22, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the IA Global, Inc. on November 24, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IA GLOBAL, INC.

(Registrant)

Dated: November 24, 2009

By:	/s/ Mark Scott

Mark Scott

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the IA Global, Inc. on November 24, 2009